Exhibit 32.1

Certification
of
Chief Executive Officer and Chief Financial Officer

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Chiral Quest, Inc. does hereby certify that:

        (a) the Annual Report on Form 10-KSB of Chiral Quest, Inc. for the year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Chiral Quest, Inc.

Date: March 26, 2004	/s/ Alan D. Roth
Alan D. Roth
President, Chief Executive Officer and Chief Financial Officer